Investments in Trading Securities	6 Months Ended
Jan. 31, 2026
Investments in Trading Securities [Abstract]
INVESTMENTS IN TRADING SECURITIES

NOTE 8 – INVESTMENTS IN TRADING SECURITIES

As of January 31, 2026 and July 31, 2025, the balance of investments in trading securities represented: (i) certain equity securities of listed companies purchased through various open market transactions by the Company during the relevant periods. The investments are initially recorded at cost, and subsequently measured at fair value with the changes in fair value recorded in other income (expenses), net in the condensed consolidated statement of operations and comprehensive income (loss). These securities were sold during the fiscal year 2025 and the balance were $nil as of January 31, 2026 and July 31, 2025; and (ii) 7,850,000 ordinary shares of a listed company (“the Listed Company”) granted by a shareholder as capital contribution. The ordinary shares were granted on October 28, 2024 and were subject to 1933Act restrictions until March 2025. In April 2025, the Board of Directors of the Listed Company approved a reverse share split for its ordinary shares, at a ratio of 1-for-25, which came into effect on May 5, 2025. As a result, the 7,850,000 ordinary shares were consolidated into 314,000 ordinary shares. In August 2025, the Board of Directors of the Listed Company approved a reverse share split for its ordinary shares, at a ratio of 1-for-25, which came into effect on September 8, 2025. As a result, the 314,000 ordinary shares were consolidated into 12,560 ordinary shares. As of January 31, 2026, the fair value of the 12,560 ordinary shares was $31,902. The Company initially accounted for the share as “investment in trading securities” at fair value by reference to the prevailing market price on shares grant date, and subsequently measure the share awards at fair value.

For six months ended January 31, 2026 and 2025, the Company recognized a decrease in fair value of investments of $84,654 and $1,138,564, respectively.